================================================================================


                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14a-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                            PROTOCOL SYSTEMS, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                       [LOGO OF PROTOCOL SYSTEMS, INC.]

                           8500 S.W. CREEKSIDE PLACE
                              BEAVERTON, OR 97008
                                (503) 526-8500

                             ---------------------

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON MAY 19, 1998

                             ---------------------

To the Shareholders of
Protocol Systems, Inc.:

  NOTICE IS HEREBY GIVEN that the annual meeting of shareholders (the "Annual Meeting") of Protocol Systems, Inc. (the "Company") will be held on Tuesday, May 19, 1998, at 10:30 a.m., local time, at the Company's offices at 8500 S.W. Creekside Place, Beaverton, Oregon 97008 for the following purposes:

  1. ELECTION OF DIRECTORS. To elect two directors, each for a three-year term;

  2. APPROVAL OF THE 1998 STOCK INCENTIVE PLAN. To approve the Protocol Systems, Inc. 1998 Stock Incentive Plan;

  3. APPROVAL OF AMENDMENT TO STOCK PURCHASE PLAN. To approve an amendment to the Protocol Systems, Inc. 1994 Employee Stock Purchase Plan;

  4. RATIFICATION OF APPOINTMENT OF AUDITORS. To ratify the appointment by the Board of Directors of KPMG Peat Marwick LLP as independent auditors of the Company for the fiscal year ending December 31, 1998; and

  5. OTHER BUSINESS. To transact such other business as may properly come before the meeting or any adjournments thereof.

  The Board of Directors of the Company has fixed the close of business on March 23, 1998 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. Only shareholders of record at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.

                                          By Order of the Board,

                                          /s/ David F. Bolender

                                          David F. Bolender
                                          Chairman and Chief Executive Officer

Beaverton, Oregon
April 6, 1998

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU PLAN TO BE PRESENT IN PERSON AT THE ANNUAL MEETING, PLEASE DATE, SIGN AND COMPLETE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                            PROTOCOL SYSTEMS, INC.
                           8500 S.W. CREEKSIDE PLACE
                              BEAVERTON, OR 97008
                                (503) 526-8500

                             ---------------------

                                PROXY STATEMENT
                                      FOR
                        ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON MAY 19, 1998

                             ---------------------

                                 INTRODUCTION

GENERAL

  This Proxy Statement is being furnished to the shareholders of Protocol Systems, Inc., an Oregon corporation ("Protocol" or the "Company"), as part of the solicitation of proxies by the Company's Board of Directors (the "Board of Directors") from holders of the outstanding shares of Protocol common stock, par value $.01 per share (the "Common Stock"), for use at the Company's Annual Meeting of Shareholders to be held at 10:30 a.m. on May 19, 1998, and at any adjournments or postponements thereof (the "Annual Meeting"). At the Annual Meeting, shareholders will be asked to elect two members of the Board of Directors, approve the Company's 1998 Stock Incentive Plan, approve an amendment to the Company's 1994 Employee Stock Purchase Plan, ratify the appointment by the Board of Directors of KPMG Peat Marwick LLP as independent auditors of the Company for the fiscal year ending December 31, 1998, and transact such other business as may properly come before the meeting or any adjournments thereof. This Proxy Statement, together with the enclosed proxy card, is first being mailed to shareholders of Protocol on or about April 9, 1998.

SOLICITATION, VOTING AND REVOCABILITY OF PROXIES

  The Board of Directors has fixed the close of business on March 23, 1998 as the record date for the determination of the shareholders entitled to notice of and to vote at the Annual Meeting. Accordingly, only holders of record of shares of Common Stock at the close of business on such date will be entitled to vote at the Annual Meeting, with each such share entitling its owner to one vote on all matters properly presented at the Annual Meeting. On the record date, there were approximately 4,000 beneficial holders of the 8,570,993 shares of Common Stock then outstanding. The presence, in person or by proxy, of a majority of the total number of outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting.

  If the enclosed form of proxy is properly executed and returned in time to be voted at the Annual Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. EXECUTED BUT UNMARKED PROXIES WILL BE VOTED FOR THE ELECTION OF THE TWO NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS, FOR APPROVAL OF THE COMPANY'S 1998 STOCK INCENTIVE PLAN, FOR APPROVAL OF AN AMENDMENT TO THE COMPANY'S 1994 EMPLOYEE STOCK PURCHASE PLAN, AND FOR THE RATIFICATION OF THE APPOINTMENT OF KPMG PEAT MARWICK LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1998. The Board of Directors does not know of any matters other than those described in the Notice of Annual Meeting that are to come before the Annual Meeting. If any other matters are properly brought before the Annual Meeting, the persons named in the proxy will vote the shares represented by such proxy upon such matters as determined by a majority of the Board of Directors.

  The presence of a shareholder at the Annual Meeting will not automatically revoke such shareholder's proxy. A shareholder, may, however, revoke a proxy at any time prior to its exercise by filing a written notice of revocation with, or by delivering a duly executed proxy bearing a later date to, Corporate Secretary, Protocol Systems, Inc., 8500 S.W. Creekside Place, Beaverton, Oregon 97008, or by attending the Annual Meeting and voting in person. All valid, unrevoked proxies will be voted at the Annual Meeting.

                             ELECTION OF DIRECTORS

  At the Annual Meeting, two directors will be elected, each for a three-year term. Unless otherwise specified on the proxy, it is the intention of the persons named in the proxy to vote the shares represented by each properly executed proxy for the election as directors of the persons named below as nominees. The Board of Directors believes that the nominees will stand for election and will serve if elected as directors. However, if either of the persons nominated by the Board of Directors fails to stand for election or is unable to accept election, the proxies will be voted for the election of such other person as the Board of Directors may recommend.

  Under the Company's articles of incorporation, the directors are divided into three classes composed of two directors each. The term of office of only one class of directors expires in each year, and their successors are elected for terms of three years and until their successors are elected and qualified. There is no cumulative voting for election of directors.

  INFORMATION AS TO NOMINEES AND CONTINUING DIRECTORS. The following table sets forth the names of the Board of Directors' nominees for election as a director and those directors who will continue to serve after the Annual Meeting. Also set forth is certain other information with respect to each such person's age at April 6, 1998, principal occupation or employment during the past five years, the periods during which he has served as a director of Protocol and positions currently held with Protocol.

                                         DIRECTOR EXPIRATION    POSITIONS HELD WITH
                                     AGE  SINCE    OF TERM           PROTOCOL
                                     --- -------- ---------- ------------------------
 NOMINEES:
  James B. Moon....................   52   1987      1998    Director, President
                                                              and Chief Technical
                                                              Officer
  Curtis M. Stevens................   45    --        --                --

 CONTINUING DIRECTORS:
  Steven E. Wynne..................   46   1996      1999    Director
  David F. Bolender................   65   1996      1999    Chairman of the Board of
                                                              Directors and Chief
                                                              Executive Officer
  Frank E. Samuel, Jr. ............   58   1994      2000    Director
  Ronald S. Newbower, Ph.D. .......   54   1994      2000    Director

  JAMES B. MOON. Mr. Moon joined the Company in September 1986 and became its President in 1987. In 1998, Mr. Moon was appointed to the additional position of Chief Technical Officer. He served as Chairman of the Board of Directors and Chief Executive Officer of the Company from 1987 to 1998. Mr. Moon came to the Company from SpaceLabs, Inc., a medical instrument manufacturer, where he was director of systems architecture for five years. Previously, he was an engineering manager for Intel Corporation. Mr. Moon also serves on the Board of Directors of OrCAD, Inc.

  CURTIS M. STEVENS. Mr. Stevens is Vice President, Chief Financial Officer and Treasurer of Louisiana Pacific Corporation, a forest products company. From 1991 to 1997 Mr. Stevens served as Executive Vice President, Treasurer and Assistant Secretary of Planar Systems, Inc., a manufacturer of commercial flat panel display components. Mr. Stevens joined Planar Systems in 1983 and was elected Vice President and Chief Financial Officer in 1986. From 1976 to 1983, Mr. Stevens served in various capacities at Deloitte, Haskins & Sells (now Deloitte & Touche) in tax, audit and management consulting. Mr. Stevens is a Certified Public Accountant.

  STEVEN E. WYNNE. Mr. Wynne was elected to the Board of Directors in 1996. Mr. Wynne has served as President and Chief Executive Officer of adidas America, Inc. since 1995. Mr. Wynne was a partner in the law firm of Ater Wynne Hewitt Dodson & Skerritt, Protocol's legal counsel, from 1984 to 1996. Mr. Wynne also serves on the Board of Directors of Planar Systems, Inc.

  DAVID F. BOLENDER. Mr. Bolender was elected to the Board of Directors in 1996. In 1998, Mr. Bolender was elected Chairman of the Board of Directors and Chief Executive Officer of the Company. Mr. Bolender is Chairman of the Board of Directors of Electro Scientific Industries, Inc. and has served in that capacity since 1992. From January 1982 to December 1991 Mr. Bolender served as President of the Electric Operations Group of PacifiCorp.

  FRANK E. SAMUEL, JR. Mr. Samuel was elected to the Board of Directors in 1994. Mr. Samuel has been President of Edison BioTechnology Center, an economic development organization for the biomedical technology field in the State of Ohio, since February 1995. Prior to that date, Mr. Samuel was an independent consultant engaged in the business of advising senior management on governmental policy and regulation of health care and medical technology since 1990. Mr. Samuel was President of the Health Industry Manufacturers Association ("HIMA"), a national trade association representing medical technology manufacturers, from 1984 to 1989. Mr. Samuel also serves on the Boards of Directors of STERIS Corporation and Life Technologies, Inc.

  RONALD S. NEWBOWER, PH.D. Dr. Newbower was elected to the Board of Directors in 1994. Since 1997, Dr. Newbower has been Vice President for Research Management of Partners Healthcare Systems and, since 1994, has also served as Senior Vice President, Research and Technology of Massachusetts General Hospital ("MGH"). Dr. Newbower served as Vice President and Associate General Director for Research and Technology Affairs of MGH from 1990 to 1994. Dr. Newbower has held appointments at MGH since 1973, where he has served as Deputy Director of the Division of Research Affairs, Director of Technology Development of the Office of Technology Affairs, and Director of the Department of Biomedical Engineering. He is currently also Associate Professor of Anaesthesia, Harvard-MIT Division of Health Sciences and Technology, Associate Professor of Anaesthesia, Harvard Medical School, and Lecturer in Electrical Engineering, Massachusetts Institute of Technology.

  BOARD OF DIRECTORS COMMITTEES AND NOMINATIONS BY SHAREHOLDERS. The Board of Directors acts as a nominating committee for selecting nominees for election as directors. The Company's bylaws also permit shareholders to make nominations for the election of directors, if such nominations are made pursuant to timely notice in writing to the Company's Secretary. To be timely, notice must be delivered to, or mailed to and received at, the principal executive offices of the Company not less than 60 days nor more than 90 days prior to the date of the meeting, provided that at least 60 days' notice or prior public disclosure of the date of the meeting is given or made to shareholders. If less than 60 days' notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be received by the Company not later than the close of business on the tenth day following the date on which such notice of the date of the meeting was mailed or such public disclosure was made. Public disclosure of the date of the Annual Meeting was made by the issuance of a press release on March 19, 1998. A shareholder's notice of nomination must also set forth certain information specified in Article III, Section 3.15 of the Company's bylaws concerning each person the shareholder proposes to nominate for election and the nominating shareholder.

  The Board of Directors has appointed a standing Audit Committee which, during the fiscal year ended December 31, 1997, conducted four meetings. The members of the Audit Committee during 1997 were Mr. Bolender and Dr. William New, Jr., who is retiring from the Board of Directors as of the date of the Annual Meeting. The Audit Committee reviews the scope of the independent annual audit, the independent public accountants' letter to the Board of Directors concerning the effectiveness of the Company's internal financial and accounting controls and the Board of Directors' response to that letter, if deemed necessary. The Board of Directors also has appointed a Compensation Committee which reviews executive compensation and makes recommendations to the full Board regarding changes in compensation, and also administers the Company's stock option plans. During the fiscal year ended December 31, 1997, the Compensation Committee held two meetings. The members of the Compensation Committee currently are Messrs. Bolender and Wynne.

  During 1997 the Company's Board of Directors held four meetings. Each incumbent director attended more than 75% of the aggregate of the total number of meetings held by the Board of Directors and the total number of meetings held by all committees of the Board on which he served during the period that he served, except for Dr. New, who attended 67% of the meetings.

  See "Management--Executive Compensation" for certain information regarding compensation of directors.

  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF ITS NOMINEES FOR DIRECTOR. If a quorum is present, the Company's bylaws provide that directors are elected by a plurality of the votes cast by the shares entitled to vote. Abstentions and broker non-votes are counted for purposes of determining whether a quorum exists at the Annual Meeting, but are not counted and have no effect on the determination of whether a plurality exists with respect to a given nominee.

                                  MANAGEMENT

EXECUTIVE OFFICERS

  The following table sets forth certain information with respect to the executive officers of the Company.

              NAME          AGE                   POSITION
     ---------------------- --- --------------------------------------------
     David F. Bolender      65  Chairman of the Board of Directors and Chief
                                 Executive Officer
     James B. Moon          52  President and Chief Technical Officer
     Craig M. Swanson       55  Vice President, Finance, Chief Financial
                                 Officer and Secretary
     James P. Fee, Jr.      52  Vice President, Sales, Service and
                                 Communications
     Carl P. Hollstein, Jr. 58  Vice President, Manufacturing
     Allen L. Oyler         52  Vice President, Human Resources and
                                 Administration
     James P. Welch         46  Vice President, Marketing and Business
                                 Development

  Information regarding the principal occupation of Messrs. Bolender and Moon is set forth under "Election of Directors." Information concerning the principal occupation during at least the last five years of the executive officers of the Company who are not also directors of the Company is set forth below.

  CRAIG M. SWANSON. Mr. Swanson joined the Company in 1988 as Vice President, Finance, and Chief Financial Officer. He was elected Secretary in 1990. Before joining the Company, Mr. Swanson was President and Chief Operating Officer of Receptor Corporation, a biotechnology company, from 1987 to 1988, and Chief Financial Officer of Scientific Computer Systems Corporation from 1984 to 1987. Mr. Swanson has more than 10 years of public accounting experience with Price Waterhouse and Arthur Young & Company.

  JAMES P. FEE, JR. Mr. Fee joined the Company in 1988 as Vice President, Marketing and Sales and in 1998 he became Vice President, Sales, Service and Communications. Mr. Fee spent the previous 14 years with Physio Control Corporation, a manufacturer of cardiac defibrillators and subsidiary of Eli Lilly and Company. From 1987 to November 1988, Mr. Fee was Vice President of Marketing and from 1982 to 1987 Vice President of Sales and Service of Physio Control Corporation.

  CARL P. HOLLSTEIN, JR. Mr. Hollstein joined the Company in 1993 as Vice President, Manufacturing. Before joining the Company, Mr. Hollstein was a self-employed management consultant from 1991 to 1993. From 1978 to 1991, Mr. Hollstein worked for Intel Corporation, holding a variety of positions, including Engineering Manager; General Manager, Development Systems Operation; and Director of Quality Systems Group.

  ALLEN L. OYLER. Mr. Oyler joined the Company in 1993 as Director, Human Resources and was elected Vice President, Human Resources and Administration effective January 1, 1994. Prior to joining the Company, Mr. Oyler was Director, Human Resources at SpaceLabs from 1984 to 1993.

  JAMES P. WELCH. Mr. Welch joined the Company in 1991 as Vice President, Engineering, became Vice President, Quality Systems in July 1994 and Vice President, Business and Market Development in December 1996. In 1998, he became Vice President, Marketing and Business Development. Prior to joining the Company, Mr. Welch served for ten years as Director of Hospital Clinical Engineering, Special Assistant to the Office of Technology Affairs and Associate Director of the Anesthesia Bioengineering Unit at Massachusetts General Hospital, in Boston, Massachusetts.

                            EXECUTIVE COMPENSATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

  The following table provides certain summary information concerning compensation of the Company's Chief Executive Officer and each of the four other most highly compensated executive officers of the Company (the "named executive officers") for the fiscal years ending December 31, 1997, 1996 and 1995.

                                                                    LONG-TERM
                                                                   COMPENSATION
                                                                   ------------
                                                                    SECURITIES
                                                                    UNDERLYING
                                              ANNUAL COMPENSATION     STOCK
                                              --------------------   OPTIONS
NAME AND PRINCIPAL POSITION              YEAR   SALARY     BONUS     GRANTED
---------------------------              ---- ---------- --------- ------------
James B. Moon........................... 1997 $  247,346 $    --      25,000
 President and Chief Technical Officer   1996    180,385    74,204    50,000
                                         1995    158,351    40,500      --

Craig M. Swanson........................ 1997    149,231    --          --
 Vice President, Finance                 1996    130,000    75,218    23,000
 Chief Financial Officer and Secretary   1995    125,651    32,284      --

James P. Fee, Jr. ...................... 1997    139,231    38,893      --
 Vice President, Sales, Service and
  Communications                         1996    120,400    84,452    25,000
                                         1995    115,598    74,818      --

Carl P. Hollstein, Jr. ................. 1997    129,423    --          --
 Vice President, Manufacturing           1996    115,400    57,017    21,000
                                         1995    107,794    24,107      --

James P. Welch.......................... 1997    139,039    --          --
 Vice President, Marketing and Business  1996    115,000    57,017    33,000
 Development                             1995    107,794    24,107      --

STOCK OPTIONS

  The following table sets forth information concerning options granted to the named executives during the year ended December 31, 1997 under the Company's 1992 Stock Incentive Plan.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                      POTENTIAL REALIZABLE
                                                                        VALUE AT ASSUMED
                         NUMBER OF   PERCENT OF                       ANNUAL RATES OF STOCK
                         SECURITIES TOTAL OPTIONS EXERCISE             PRICE APPRECIATION
                         UNDERLYING  GRANTED TO    PRICE                FOR OPTION TERM(2)
                          OPTIONS   EMPLOYEES IN    PER    EXPIRATION ---------------------
NAME                     GRANTED(1)     1997       SHARE      DATE        5%         10%
----                     ---------- ------------- -------- ---------- ---------- ----------
James B. Moon...........   25,000       4.78%      $13.75  01/08/2007 $  216,183 $  547,849
Craig M. Swanson........     --          --          --        --         --         --
James P. Fee............     --          --          --        --         --         --
Carl P. Hollstein, Jr...     --          --          --        --         --         --
James P. Welch..........     --          --          --        --         --         --

--------
(1) Options granted in 1997 become exercisable starting 12 months after the grant date, with one-quarter of the options becoming exercisable at that time and with an additional one-quarter of the options becoming exercisable on the second, third and fourth anniversary dates of the option grant, respectively.

(2) The amounts shown are hypothetical gains based on the indicated assumed rates of appreciation of the Common Stock compounded annually for a ten-year period. Actual gains, if any, on stock option exercises are dependent on the future performance of the Common Stock and overall stock market conditions. There can be no assurance that the Common Stock will appreciate at any particular rate or at all in future years.

OPTION EXERCISES AND HOLDINGS

  The following table provides information, with respect to the named executive officers, concerning the exercise of options during the last fiscal year and unexercised options held as of December 31, 1997.

                                                NUMBER OF SECURITIES      VALUE OF UNEXERCISED
                                               UNDERLYING UNEXERCISED         IN-THE-MONEY
                           SHARES                 OPTIONS AT FY-END        OPTIONS AT FY-END*
                         ACQUIRED ON  VALUE   ------------------------- -------------------------
NAME                      EXERCISE   REALIZED EXERCISABLE UNEXERCISABLE EXERCISABLE UNEXERCISABLE
----                     ----------- -------- ----------- ------------- ----------- -------------
James B. Moon...........     --         --      68,000       72,500      $109,719      $10,625
Craig M. Swanson........   40,834    $246,504   54,083       23,250       149,853       19,875
James P. Fee, Jr........    6,000      52,455   94,295       25,039       498,091       19,875
Carl P. Hollstein, Jr...     --         --      35,250       15,750        84,375            0
James P. Welch..........    1,200       6,340   32,384       24,750       138,356            0

--------
*Based on a December 31, 1997 closing stock price of $10.0625 per share.

DIRECTOR COMPENSATION

  The members of the Company's Board of Directors are reimbursed for out-of-pocket and travel expenses incurred in attending Board meetings. In addition, nonemployee members of the Board of Directors receive a $5,000 annual retainer, $1,000 for each Board meeting attended and $500 for each meeting of a committee of the Board attended. Under the Company's 1993 Stock Option Plan for Nonemployee Directors (the "1993 Plan"), each person who becomes a nonemployee director automatically receives an initial option to purchase 10,000 shares of the Company's Common Stock immediately following the annual meeting at which such director is first elected to the Board of Directors. The initial option grant vests ratably on an annual basis over three years. Each nonemployee director automatically receives additional annual grants of options to purchase 3,000 shares after each annual meeting of shareholders (provided the nonemployee director continues to serve in that capacity) which are fully vested and exercisable on the date of grant. Each option expires ten years from the date of its grant. Outstanding options will expire earlier if an optionee terminates service as a director before the end of the ten year term. The exercise price of options granted under the 1993 Plan may not be less than the fair market value of a share of Common Stock on the date of grant of the option. Dr. Newbower is precluded from participating in the 1993 Plan by the policies of his employer, Massachusetts General Hospital. Accordingly, Dr. Newbower receives an additional $20,000 annual retainer in lieu of receiving stock options under the 1993 Plan.

COMPENSATION COMMITTEE REPORT

  Under rules established by the Securities and Exchange Commission (the "SEC"), the Company is required to provide certain data and information in regard to the compensation and benefits provided to the Company's Chief Executive Officer and the four other most highly compensated executive officers. In fulfillment of this requirement, the Compensation Committee has prepared the following report for inclusion in this Proxy Statement.

  COMPENSATION PHILOSOPHY. The Compensation Committee of the Board of Directors, which is responsible for reviewing and evaluating the compensation of the Company's executive officers, approves and recommends to the Board of Directors compensation and award levels for executive officers of the Company. With regard to compensation actions affecting Mr. Moon, all of the non-employee members of the Board of Directors act as the approving body.

  The executive compensation program of the Company has been designed to:

  . Support a pay for performance policy that is tied to corporate and individual performance;

  . Motivate executive officers to achieve strategic business initiatives and reward them for their achievement;

  . Provide compensation opportunities which are comparable to those offered by similarly-sized medical and technology-based companies;

  . Align the interest of executives with the long-term interest of shareholders through award opportunities that can result in ownership of Common Stock.

  Currently, the executive compensation program is comprised of a base salary, cash bonus opportunities and long-term incentive opportunities in the form of stock options, along with benefits offered to all employees of the Company. As an executive's level of responsibility increases, a greater portion of his or her potential total compensation opportunity is based on performance incentives and less on salary and employee benefits, causing greater variability in the individual's total compensation level from year-to-year.

  BASE SALARIES. The base salaries of the Company's executive officers for 1997 were established effective January 5, 1997. In establishing those salaries, the Compensation Committee considered information about salaries paid by companies of comparable size in the electronics and medical electronics industry, individual performance, position, and internal comparability considerations. While all of these factors were considered, the Compensation Committee did not assign specific weights to any of these factors.

  BONUS PLAN. Bonuses represent an opportunity for each executive officer to earn additional cash compensation in an amount tied to a percentage of each such officer's base salary. The Compensation Committee established the 1997 bonus program to take into consideration the achievement of the Company's profit plan for the year. None of the officers (other than Mr. Fee) received any bonus payments for 1997. Mr. Fee received bonus payments for 1997 of approximately 28% of base salary for achieving certain sales goals, an additional element of Mr. Fee's bonus program.

  STOCK PLANS. The long-term, performance-based compensation of executive officers takes the form of option awards under the Company's 1992 Stock Incentive Plan (the "1992 Plan"), which is designed to align a significant portion of the executive compensation program with long-term shareholder interests. The 1992 Plan permits the granting of several different types of stock-based awards. The Compensation Committee believes that equity-based compensation ensures that the Company's executive officers have a continuing stake in the long-term success of the Company. All options granted by the Company have been granted with an exercise price equal to the market price of the Company's Common Stock on the date of grant and, accordingly, will only have value if the Company's stock price increases. In granting options under the 1992 Plan, the Compensation Committee generally takes into account each executive's responsibilities, relative position in the Company and past grants.

  CHIEF EXECUTIVE OFFICER COMPENSATION. Effective January 5, 1997, the Board of Directors acting on the recommendation of the Compensation Committee, increased Mr. Moon's salary from $181,000 to $250,000. Additionally, Mr. Moon was granted options to purchase 25,000 shares of Common Stock under the 1992 Plan. In developing its recommendation as to Mr. Moon's compensation, the Committee considered a number of factors, including surveys and analyses of compensation levels in similarly-sized companies in the same industry, analyses of compensation levels in similar companies in the Company's local geographic area and the Company's improved performance in revenue, net income and earnings per share (prior to one-time merger-related costs) in 1996 as compared to 1995.

COMPENSATION COMMITTEE

Steven E. Wynne
David F. Bolender

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  During the fiscal year ended December 31, 1997, the members of the Compensation Committee were Messrs. Wynne and Bolender. Mr. Bolender was elected Chairman of the Board and Chief Executive Officer of the Company on February 20, 1998.

STOCK PERFORMANCE GRAPH

  The following graph compares the monthly cumulative total returns for the Company, the Nasdaq Stock Market Index and an index of peer companies selected by the Company.

                            PROTOCOL SYSTEMS, INC.
                  PERFORMANCE GRAPH DATA FOR PROXY STATEMENT

                        PERFORMANCE GRAPH APPEARS HERE

                                                          SELF-
            PROTOCOL    NASDAQ STOCK       SELF-          DETERMINED
            SYSTEMS      MARKET (US      DETERMINED       GROUP FROM
  DATE        INC.       COMPANIES)      PEER GROUP       PRIOR YEAR
--------    --------    ------------     ----------       ----------
12/31/92     100.00        100.00         100.00           100.00
 6/30/93     101.613       103.826         71.773           65.797
12/31/93     138.71        114.79          70.574           66.174
 6/30/94      80.645       104.822         64.409           71.444
12/30/94     116.129       112.206         71.259           84.563
 6/30/95     129.032       139.921         71.853          101.031
12/29/95     135.484       158.688         93.707          130.956
 6/28/96     296.774       179.646         83.173          107.625
12/31/96     167.742       195.18          88.507          104.427
 6/30/97     103.226       218.441         78.731           96.157
12/31/97     129.839       239.567         85.531          133.247

  The total cumulative return on investment (change in stock price plus reinvested dividends) for each of the periods for the Company, the peer group and the Nasdaq Stock Market Index is based on the stock price or index on December 31, 1992.

  The above graph compares the performance of the Company with that of the Nasdaq Stock Market Index and a group of peer companies with the investment weighted on market capitalization. Companies in the peer group are as follows:
SpaceLabs Medical, Inc., Datascope Corp., Criticare Systems, Inc., Marquette Electronics, Inc., Vital Signs, Inc., Zoll Medical Corp., Novametrix Medical Systems, Inc., Vitalcom, Inc. and Physio Control International Corp.

  Also shown on the above graph, for comparative purposes, is the performance of the peer group which was displayed in the preceding year. The companies which comprised that peer group are as follows: SpaceLabs Medical, Inc., Datascope Corp., Criticare Systems, Inc., Nellcor Puritan Bennett, Inc. and Marquette Electronics, Inc. For purposes of the performance graph, the peer group of companies was modified in the current year as Nellcor Puritan Bennett, Inc. was acquired during 1997 and performance data subsequent to that acquisition is not available. Furthermore, five additional medical device companies which are believed to operate in the same or similar markets as the Company were included in the revised peer group.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Section 16(a) of the Securities Exchange Act of 1934, as amended (the "1934 Act") requires the Company's directors and officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. Such persons also are required to furnish the Company with copies of all Section 16(a) reports they file.

  Based solely on its review of the copies of such reports received by it with respect to fiscal 1997, or written representations from certain reporting persons, the Company believes that all filing requirements applicable to its directors, officers and persons who own more than 10% of a registered class of the Company's equity securities have been complied with for fiscal 1997.

             STOCK OWNED BY MANAGEMENT AND PRINCIPAL SHAREHOLDERS

  The following table sets forth certain information regarding the ownership of the Common Stock as of March 23, 1998 with respect to: (i) each person known by the Company to beneficially own more than 5% of the outstanding shares of Common Stock, (ii) each of the Company's directors and nominees,
(iii) each of the Company's named executive officers, and (iv) all directors and executive officers as a group.

                                                                     PERCENT OF
                                             SHARES OF COMMON STOCK COMMON STOCK
NAME AND BUSINESS ADDRESS                    BENEFICIALLY OWNED(1)  OUTSTANDING
-------------------------                    ---------------------- ------------
Wellington Management Company, LLP(2)......         879,400             10.3%
 75 State Street
 Boston, MA 02109

The Parnassus Fund(3)......................         800,000              9.3
 One Market
 Steuart Tower, Suite 1600
 San Francisco, CA 94105

Becker Capital Management, Inc.(4).........         793,400              9.3
 1211 S.W. Fifth Avenue, Suite 2185
 Portland, OR 97204

Westport Asset Management, Inc.(5).........         695,100              8.1
 253 Riverside Avenue
 Westport, CT 06880

Dimensional Fund Advisors, Inc.(6).........         522,800              6.1
 1299 Ocean Avenue
 Santa Monica, CA 90401

David F. Bolender..........................          33,167                *

Ronald S. Newbower.........................            --                --

James B. Moon..............................         140,814              1.6

Frank E. Samuel, Jr........................          12,000                *

Curtis M. Stevens..........................            --                --

Steven E. Wynne............................          13,667                *

Craig M. Swanson(7)........................         116,609              1.4

James P. Fee, Jr...........................         108,593              1.3

Carl P. Hollstein, Jr......................          44,030                *

James P. Welch.............................          38,688                *

Executive Officers and Directors as a group
 (11 persons)..............................         498,367              5.6

--------
 *  less than one percent

(1) Beneficial ownership is determined in accordance with rules of the SEC, and includes voting power and investment power with respect to shares. Shares issuable upon the exercise of outstanding stock options that are currently exercisable or become exercisable within 60 days from March 23, 1998 are considered outstanding for the purpose of calculating the percentage of Common Stock owned by such person, but not for the purpose of calculating the percentage of Common Stock owned by any other person. The number of shares that are issuable upon the exercise of options that are currently exercisable or exercisable within 60 days of March 23, 1998 is as follows:
    Mr. Moon--83,300; Mr. Swanson--57,083; Mr. Fee--97,392; Mr. Welch--36,134;
    Mr. Wynne--9,667; Mr. Bolender--9,667; Mr. Hollstein--37,750 and all directors and officers as a group--353,576. The table does not include shares subject to options that will be granted to Messrs. Bolender, Samuel, Stevens and Wynne under the 1993 Stock Option Plan for Nonemployee Directors immediately after the Annual Meeting.

(2) This information as to beneficial ownership is based on a Schedule 13G filed by Wellington Management Company, LLP ("WMC") with the Securities and Exchange Commission on February 11, 1998. The Schedule 13G states that WMC, in its capacity as investment advisor, may be deemed to be the beneficial owner of 879,400 shares of Common Stock, which are owned by numerous investment counseling clients. The Schedule 13G states that WMC has shared voting power as to 375,400 shares and has shared dispositive power as to 879,400 shares of Common Stock.

(3) This information as to beneficial ownership is based on a Schedule 13G filed by The Parnassus Fund ("Parnassus") with the Securities and Exchange Commission on February 13, 1998. The Schedule 13G states that Parnassus has sole voting power as to 800,000 shares of Common Stock.

(4) This information as to beneficial ownership is based on a Schedule 13G filed by Becker Capital Management, Inc. ("Becker") with the Securities and Exchange Commission on February 13, 1998. The Schedule 13G states that Becker has sole voting power and dispositive power as to 793,400 shares of Common Stock.

(5) This information as to beneficial ownership is based on a Schedule 13G filed by Dimensional Fund Advisors, Inc. ("Dimensional") with the Securities and Exchange Commission on February 10, 1998. The Schedule 13G states that Dimensional has sole dispositive power as to 522,800 shares of Common Stock.

(6) This information as to beneficial ownership is based on a Schedule 13G filed by Westport Asset Management, Inc. ("Westport") with the Securities and Exchange Commission on February 20, 1998. The Schedule 13G states that Westport has sole voting power and dispositive power as to 84,600 shares of Common Stock and shared voting power as to 610,500 shares of Common Stock.

(7) Includes 5,000 shares of Common Stock owned by trusts as to which Mr. Swanson serves as trustee.

                   APPROVAL OF THE 1998 STOCK INCENTIVE PLAN

  The Board of Directors is requesting that the Company's shareholders approve the Company's 1998 Stock Incentive Plan (the "1998 Plan"), which was adopted by the Board of Directors on March 23, 1998. The purposes of the 1998 Plan are to attract, retain and reward individuals who can and do contribute to the Company's success by providing Employees and Consultants an opportunity to share in the equity of the Company and to more closely align their interests with the Company and its shareholders.

  In the high technology industry in which the Company competes, stock options are an integral part of the total compensation package. Protocol's practice has been to grant stock options broadly throughout the organization to recognize key performers and to provide a link between employee and Company performance. To date more than 87% of employees have been issued stock option grants, with approximately 60% of the options granted to employees who are not officers of the Company.

  The Board considers it critical to be able to continue to offer stock incentives in order to attract and develop the talented, vital individuals who can contribute to the Company's growth and success in a very competitive environment. Doing so provides significant motivational and performance benefits by providing employees and consultants an ownership perspective, teamed with an appreciation that comes with growing the value of the Company. Equity participation is the most effective means for more closely aligning their interests with the long-range goals of the Company and its shareholders. Lack of stock incentives would put the Company at a serious disadvantage in recruiting and retaining key people. For these reasons, shareholders are encouraged to approve the 1998 Stock Incentive Plan which is included in its entirety herein as Exhibit A. The following discussion is intended only as a summary of the material provisions of the 1998 Plan. Shareholders are encouraged to review the 1998 Plan before voting on this proposal.

  The 1998 Plan provides for grants of both "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and "non-qualified stock options" which are not qualified for treatment under Section 422 of the Code, and for direct stock grants and sales to employees or consultants of the Company. A total of 300,000 shares of Common Stock have been reserved for issuance under the 1998 Plan upon the exercise of stock options which may be granted to employees, officers, directors and consultants of the Company. As of March 23, 1998, approximately 400 persons were eligible to participate in the 1998 Plan. Because the officers and employees of the Company who may participate in the 1998 Plan and the amount of their options will be determined by the Compensation Committee in its discretion, it is not possible to state the names or positions of, or the number of options that may be granted to, the Company's officers and employees. No employee may receive options under the 1998 Plan for more than 50,000 shares in any one fiscal year, except that options for up to an additional 50,000 shares may be granted in connection with a person's initial employment with the Company.

  The administration of the 1998 Plan has been delegated to the Compensation Committee of the Board of Directors (the "Committee"). In addition to determining who will be granted options, the Committee has the authority and discretion to determine when options will be granted and the number of options to be granted and whether the options will be incentive stock options or non-qualified stock options. Only "employees" of the Company as that term is defined in the Code will be entitled to receive Incentive Stock Options. See "Federal Income Tax Consequences" below. The Committee also may determine the time or times when each option becomes exercisable, the duration of the exercise period for options and the form or forms of the instruments evidencing options granted under the Plan. The Committee also may construe the Plan and the provisions in the instruments evidencing options granted under the Plan to employee and officer participants and is empowered to make all other determinations deemed necessary or advisable for the administration of the Plan.

  The term of each option granted under the 1998 Plan will be ten years from the date of grant, or such shorter period as may be established at the time of the grant. An option granted under the 1998 Plan may be exercised at such times and under such conditions as determined by the Compensation Committee. If a person who has been granted an option ceases to be an employee or consultant of the Company, such person may exercise that option only during the three month period after the date of termination, and only to the extent that the option was exercisable on the date of termination. If a person who has been granted an option ceases to be an employee or consultant as a result of such person's total and permanent disability, such person may exercise that option at any time within twelve months after the date of termination, but only to the extent that the option was exercisable on the date of termination. Except as otherwise provided by the Compensation Committee at the time an option is granted, no option granted under the 1998 Plan is transferable other than at death, and each option is exercisable during the life of the optionee only by the optionee. In the event of the death of a person who has received an option, the option generally may be exercised by a person who acquired the option by bequest or inheritance during the twelve month period after the date of death to the extent that such option was exercisable at the date of death.

  The exercise price of incentive stock options granted under the 1998 Plan may not be less than the fair market value of a share of Common Stock on the last market trading day prior to the date of grant of the option. For non-qualified stock options, the exercise price may be less than, equal to, or greater than the fair market value of the Common Stock on the date of grant, provided that the Compensation Committee must specifically determine that any option grant at an exercise price less than fair market value is in the best interests of the Company. The consideration to be paid upon exercise of an option, including the method of payment, will be determined by the Compensation Committee and may consist entirely of cash, check, shares of Common Stock, such other consideration and method of payment permitted by applicable law or any combination of such methods of payment as permitted by the Compensation Committee. The Compensation Committee has the authority to reset the price of any stock option after the original grant and before exercise. In the event of stock dividends, splits, and similar capital changes, the 1998 Plan provides for appropriate adjustments in the number of shares available for option and the number and option prices of shares subject to outstanding options.

  In the event of a proposed sale of all or substantially all of the assets of the Company, or a merger of the Company with and into another corporation, outstanding options shall be assumed or equivalent options shall be substituted by such successor corporation, unless the Committee provides all option holders with the right to immediately exercise all of their options, whether vested or unvested. In the event of a proposed dissolution or liquidation of the Company, outstanding options will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. In such a situation, the Board is authorized to give option holders the right to immediately exercise all of their options, whether vested or unvested.

  The 1998 Plan will continue in effect until March 23, 2008, unless earlier terminated by the Board of Directors, but such termination will not affect the terms of any options outstanding at that time. The Board of Directors may amend, terminate or suspend the 1998 Plan at any time. Amendments to the 1998 Plan must be approved by shareholders if required by applicable tax, securities or other law or regulation.

  The issuance of shares of Common Stock upon the exercise of options is subject to registration with the Securities and Exchange Commission of the shares reserved by the Company under the 1998 Plan.

FEDERAL INCOME TAX CONSEQUENCES

  The federal income tax discussion set forth below is included for general information only. Optionees are urged to consult their tax advisors to determine the particular tax consequences applicable to them, including the application and effect of foreign, state and local income and other tax laws.

  INCENTIVE STOCK OPTIONS. Certain options authorized to be granted under the 1998 Plan are intended to qualify as incentive stock options for federal income tax purposes. Under federal income tax law currently in effect, the optionee will recognize no income upon grant or upon a proper exercise of an incentive stock option. If an employee exercises an incentive stock option and does not dispose of any of the option shares within two years following the date of grant and within one year following the date of exercise, then any gain realized upon subsequent disposition of the shares will be treated as income from the sale or exchange of a capital asset. If an employee disposes of shares acquired upon exercise of an incentive stock option before the expiration of either the one-year holding period or the two-year waiting period, any amount realized will be taxable as ordinary compensation income in the year of such disqualifying disposition to the extent that the lesser of the fair market value of the shares on the exercise date or the proceeds of the sale of the shares exceeds the exercise price. The Company will not be allowed any deduction for federal income tax purposes at either the time of the grant or exercise of an incentive stock option. Upon any disqualifying disposition by an employee, the Company will be entitled to a deduction to the extent the employee realized ordinary income.

  NON-QUALIFIED STOCK OPTIONS. Certain options authorized to be granted under the 1998 Plan will be treated as non-qualified stock options for federal income tax purposes. Under federal income tax law presently in effect, no income is realized by the grantee of a non-qualified stock option pursuant to the 1998 Plan until the option is exercised. At the time of exercise of a non-qualified stock option, the optionee will realize ordinary compensation income, and the Company will be entitled to a deduction, in the amount by which the market value of the shares subject to the option at the time of exercise exceeds the exercise price. Upon the sale of shares acquired upon exercise of a non-qualified stock option, the excess of the amount realized from the sale over the market value of the shares on the date of exercise will be taxable.

  CONSEQUENCES TO THE COMPANY. The Company recognizes no deduction at the time of grant or exercise of an incentive stock option. The Company will recognize a deduction at the time of exercise of a non-qualified stock option on the difference between the option price and the fair market value of the shares on the date of grant. The Company also will recognize a deduction to the extent the optionee recognizes income upon a disqualifying disposition of shares underlying an incentive stock option.

BOARD RECOMMENDATION

  For the reasons discussed above, the Board recommends a vote FOR approval of the Company's 1998 Stock Incentive Plan. If a quorum is present, this proposal will be approved if a majority of the votes cast on the proposal are voted in favor of approval. Abstentions and broker non-votes are counted for purposes of determining whether a quorum exists at the Annual Meeting but will not be counted and will have no effect on the determination of the outcome of this proposal. PROXIES SOLICITED BY THE BOARD WILL BE VOTED FOR APPROVAL OF THE 1998 STOCK INCENTIVE PLAN UNLESS A VOTE AGAINST THE PROPOSAL OR ABSTENTION IS SPECIFICALLY INDICATED.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THIS PROPOSAL.

        APPROVAL OF AMENDMENT TO THE 1994 EMPLOYEE STOCK PURCHASE PLAN

  The purpose of the Company's 1994 Employee Stock Purchase Plan ("ESPP") is to provide a convenient and practical means by which employees may participate in stock ownership of the Company. The Board of Directors believes that the opportunity to acquire a proprietary interest in the success of the Company through the acquisition of shares of Common Stock pursuant to the ESPP is an important aspect of the Company's ability to attract and retain highly qualified and motivated employees. A total of 300,000 shares of Common Stock have been reserved under the Company's 1994 Employee Stock Purchase Plan (the "ESPP"). As of March 23, 1998, only 31,887 shares remained available for purchase under the ESPP. The Board of Directors believes that additional shares will be needed under the ESPP to provide appropriate incentives. Accordingly, on March 23, 1998, the Board of Directors approved an amendment to the ESPP, subject to shareholder approval, to reserve an additional 100,000 shares of Common Stock under the ESPP, thereby increasing the total number of shares reserved for issuance under the ESPP from 300,000 shares to 400,000 shares. The following is a summary of the basic terms and provisions of the ESPP.

  The ESPP is intended to qualify as an "employee stock purchase plan" within the meaning of Section 423 of the Code. The ESPP is administered by the Compensation Committee of the Board of Directors. The Compensation Committee has the power to make and interpret all rules and regulations it deems necessary to administer the ESPP and has broad authority to amend the ESPP, subject to certain amendments requiring shareholder approval.

  All regular status employees of the Company and its subsidiaries, including the Company's officers, are eligible to participate in the ESPP if they: (i) have been employed by the Company continuously for a period of three months,
(ii) are customarily employed in a position with regular hours of 20 or more hours a week and (iii) are customarily employed more than five months in any calendar year. Eligible employees may elect to contribute from 1% to 10% of their cash compensation during each pay period. The ESPP provides for two annual six-month offering periods, beginning on February 1 and August 1 of each year (the "Enrollment Dates"). During the offering periods, participants accumulate funds in an account via payroll deduction. At the end of each six-month offering period, the purchase price is determined and the accumulated funds are used to automatically purchase shares of Common Stock. The purchase price per share is equal to 85% of the lower of (a) the fair market value of the Common Stock on the Enrollment Date of the offering period or (b) the fair market value on the date of purchase. Unless a participant files a withdrawal notice before the beginning of the next offering period, such participant will automatically be re-enrolled for the next offering period.

  Neither payroll deductions credited to a participant's account nor any rights with regard to the purchase of shares under the ESPP may be assigned, transferred, pledged or otherwise disposed of in any way by the participant. Upon termination of a participant's employment for any reason the payroll deductions credited to the participant's account will be returned to the participant. Any remaining balances will be returned to the participant, or his or her beneficiary. As of February 1, 1998, there were 384 employees of the Company eligible to participate in the ESPP and 178 employees participating.

  The ESPP is intended to qualify as an "employee stock purchase plan" within the meaning of Section 423 of the Code. Under the Code, no taxable income is recognized by the participant with respect to shares purchased under the ESPP either at the time of enrollment or at any purchase date within an offering period.

  If the participant disposes of shares purchased pursuant to the ESPP more than two years from the Enrollment Date and more than one year from the date on which the shares were purchased, the participant will recognize ordinary income equal to the lesser of (1) the excess of the fair market value of the shares at the time of disposition over the purchase price, or (2) 15% of the fair market value of the shares on the Enrollment Date. Any gain on the disposition in excess of the amount treated as ordinary income will be capital gain. The Company is not entitled to take a deduction for the amount of the discount in circumstances indicated above.

  If the participant disposes of shares purchased pursuant to the ESPP within two years after the Enrollment Date or within one year after the purchase date, the employee will recognize ordinary income on the excess of the fair market value of the stock on the purchase date over the purchase price. Any difference between the sale price of the shares and the fair market value on the purchase date will be capital gain or loss. The Company is entitled to a deduction from income equal to the amount the employee is required to report as ordinary compensation income.

  The federal income tax rules relating to employee stock purchase plans qualifying under Section 423 of the Code are complex. Therefore, the foregoing outline is intended to summarize only certain major federal income tax rules concerning qualified employee stock purchase plans.

  For the reasons discussed above, the Board recommends a vote FOR approval of the amendment to the Company's 1994 Employee Stock Purchase Plan. If a quorum is present, this proposal will be approved if a majority of the votes cast on the proposal are voted in favor of approval. Abstentions and broker non-votes are counted for purposes of determining whether a quorum exists at the Annual Meeting but will not be counted and will have no effect on the determination of the outcome of this proposal. PROXIES SOLICITED BY THE BOARD WILL BE VOTED FOR APPROVAL OF THE AMENDMENT TO THE 1994 EMPLOYEE STOCK PURCHASE PLAN UNLESS A VOTE AGAINST THE PROPOSAL OR ABSTENTION IS SPECIFICALLY INDICATED.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THIS PROPOSAL.

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

  The Board of Directors has appointed KPMG Peat Marwick LLP to act as independent auditors for the Company for the fiscal year ending December 31, 1998, subject to ratification of such appointment by the Company's shareholders.

  Unless otherwise indicated, properly executed proxies will be voted in favor of ratifying the appointment of KPMG Peat Marwick LLP to audit the books and accounts of the Company for the fiscal year ending December 31, 1998.

  A representative of KPMG Peat Marwick LLP is expected to be present at the Annual Meeting and will be given an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THIS PROPOSAL.

                 DATE FOR SUBMISSION OF SHAREHOLDER PROPOSALS

  Any shareholder proposal intended for inclusion in the proxy statement and form of proxy relating to the Company's 1999 annual meeting of shareholders must be received by the Company not later than December 8, 1998, pursuant to the proxy soliciting regulations of the Securities and Exchange Commission (the "SEC"). In addition, the Company's Bylaws require that notice of shareholder proposals and nominations for director be delivered to the Secretary of the Company not less than 60 days nor more than 90 days prior to the date of an annual meeting, unless notice or public disclosure of the date of the meeting occurs less than 60 days prior to the date of such meeting, in which event, shareholders may deliver such notice not later than the 10th day following the day on which notice of the date of the meeting was mailed or public disclosure thereof was made. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and form of proxy for such meeting any shareholder proposal which does not meet the requirements of the SEC in effect at the time.

                                 OTHER MATTERS

  As of the date of this Proxy Statement, the Board of Directors does not know of any other matters to be presented for action by the shareholders at the 1998 Annual Meeting. If, however, any other matters not now known are properly brought before the meeting, the persons named in the accompanying proxy will vote such proxy in accordance with the determination of a majority of the Board of Directors.

                             COST OF SOLICITATION

  The cost of soliciting proxies will be borne by the Company. In addition to use of the mails, proxies may be solicited personally or by telephone by directors, officers and employees of the Company, who will not be specially compensated for such activities. Such solicitations may be made personally, or by mail, facsimile, telephone, telegraph or messenger. Protocol will also request persons, firms and companies holding shares in their names or in the name of their nominees, which are beneficially owned by others, to send proxy materials to and obtain proxies from such beneficial owners. The Company will reimburse such persons for their reasonable expenses incurred in that connection.

                            ADDITIONAL INFORMATION

  A COPY OF THE COMPANY'S ANNUAL REPORT TO SHAREHOLDERS FOR THE FISCAL YEAR ENDED DECEMBER 31, 1997 ACCOMPANIES THIS PROXY STATEMENT. THE COMPANY IS REQUIRED TO FILE AN ANNUAL REPORT ON FORM 10-K FOR ITS FISCAL YEAR ENDED DECEMBER 31, 1997 WITH THE SECURITIES AND EXCHANGE COMMISSION. THE COMPANY'S ANNUAL REPORT ON FORM 10-K, AND OTHER REPORTS FILED BY THE COMPANY WITH THE SEC MAY BE OBTAINED THROUGH THE SEC'S WEB SITE (HTTP://WWW.SEC.GOV). SHAREHOLDERS MAY ALSO OBTAIN, FREE OF CHARGE, A COPY OF THE FORM 10-K (WITHOUT EXHIBITS) BY WRITING TO CRAIG M. SWANSON, PROTOCOL SYSTEMS, INC., 8500 S.W. CREEKSIDE PLACE, BEAVERTON, OREGON 97008.

                                          By Order of the Board of Directors

                                          /s/ David F. Bolender

                                          David F. Bolender
                                          Chairman and Chief Executive Officer
Beaverton, Oregon
April 6, 1998

                                                                      EXHIBIT A
                            PROTOCOL SYSTEMS, INC.

                           1998 STOCK INCENTIVE PLAN

  1. Purposes of the Plan. The purposes of this Stock Incentive Plan are to attract, retain and reward individuals who can and do contribute to the Company's success by providing Employees and Consultants an opportunity to share in the equity of the Company and to more closely align their interests with the Company and its shareholders.

  Options granted hereunder may be either "incentive stock options," as defined in Section 422 of the Internal Revenue Code of 1986, as amended, or "nonqualified stock options," at the discretion of the Board and as reflected in the terms of the written option agreement. In addition, shares of the Company's Common Stock may be Sold hereunder independent of any Option grant.

  2. Definitions. As used herein, the following definitions shall apply:

  (a) "Administrator" shall mean the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4(a) of the Plan.

  (b) "Board" shall mean the Board of Directors of the Company.

  (c) "Code" shall mean the Internal Revenue Code of 1986, as amended.

  (d) "Committee" shall mean a committee appointed by the Board in accordance with Section 4(a) of the Plan.

  (e) "Common Stock" shall mean the Common Stock of the Company.

  (f) "Company" shall mean Protocol Systems, Inc., an Oregon corporation.

  (g) "Consultant" shall mean any person who is engaged by the Company or any Parent or Subsidiary to render consulting services and is compensated for such consulting services and any Director of the Company whether compensated for such services or not.

  (h) "Continuous Status as an Employee or Consultant" shall mean the absence of any interruption or termination of service as an Employee or Consultant. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of: (i) any sick leave, military leave, or any other leave of absence approved by the Company; provided, however, that for purposes of Incentive Stock Options, any such leave is for a period of not more than ninety days or reemployment upon the expiration of such leave is guaranteed by contract or statute, provided, further, that on the ninety-first day of such leave (where re-employment is not guaranteed by contract or statute) the Optionee's Incentive Stock Option shall automatically convert to a Nonqualified Stock Option; or (ii) transfers between locations of the Company or between the Company, its Parent, its Subsidiaries or its successor.

  (i) "Director" shall mean a member of the Board.

  (j) "Disability" shall mean total and permanent disability as defined in
Section 22(e)(3) of the Code.

  (k) "Employee" shall mean any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary. Neither the payment of a director's fee by the Company nor service as a Director shall be sufficient to constitute "employment" by the Company.

  (l) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

  (m) "Fair Market Value" shall mean, as of any date, the value of Common Stock determined as follows:

    (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or the Nasdaq SmallCap Market of the

  Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock as quoted on such exchange or system for the last market trading day prior to the date of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

    (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the date of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

    (iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

  (n) "Incentive Stock Option" shall mean an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

  (o) "Nonqualified Stock Option" shall mean an Option not intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

  (p) "Notice of Grant" shall mean a written notice evidencing certain terms and conditions of an individual Option grant. The Notice of Grant is part of the Option Agreement.

  (q) "Officer" shall mean a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

  (r) "Option" shall mean a stock option granted pursuant to the Plan.

  (s) "Option Agreement" shall mean a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

  (t) "Optioned Stock" shall mean the Common Stock subject to an Option.

  (u) "Optionee" shall mean an Employee or Consultant who receives an Option.

  (v) "Parent" shall mean a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

  (w) "Plan" shall mean this 1998 Stock Incentive Plan.

  (x) "Rule 16b-3" shall mean Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

  (y) "Sale" or "Sold" shall include, with respect to the sale of Shares under the Plan, the sale of Shares for any form of consideration specified in
Section 8(b), as well as a grant of Shares for consideration in the form of past or future services.

  (z) "Share" shall mean a share of the Common Stock, as adjusted in accordance with Section 11 of the Plan.

  (aa) "Subsidiary" shall mean a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

  3. Stock Subject to the Plan.

  (a) Subject to the provisions of paragraph (b) of this Section 3 and the provisions of Section 11 of the Plan, the maximum aggregate number of Shares which may be optioned and/or Sold under the Plan is 300,000 shares of Common Stock. The Shares may be authorized, but unissued, or reacquired Common Stock.

  (b) If an Option should expire or become unexercisable for any reason, or is otherwise terminated or forfeited, without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future Option grants and/or Sales under the Plan. If any Shares issued pursuant to a Sale shall be reacquired, cancelled or forfeited for any reason, such Shares shall become available for future Option grants and/or Sales under the Plan, unless the Plan shall have been terminated. If the exercise price of any Option granted under the Plan is satisfied by tendering Shares of Common Stock to the Company (by either actual delivery or by attestation), only the number of shares of Common Stock issued net of the Shares of Common Stock tendered shall be deemed delivered for purposes of determining the maximum number of Shares available for delivery under the Plan.

  (c) Notwithstanding any other provision of this Section 3, the maximum number of Shares that may be issued upon the exercise of Incentive Stock Options shall be 300,000.

  4. Administration of the Plan.

  (a) Procedure.

    (i) Multiple Administrative Bodies. If permitted by Rule 16b-3, the Plan may be administered by different bodies with respect to Directors, Officers who are not Directors, and Employees who are neither Directors nor Officers.

    (ii) Administration With Respect to Directors and Officers Subject to
  Section 16(b). With respect to Option grants made to Employees who are also Officers or Directors subject to Section 16(b) of the Exchange Act, the Plan shall be administered by (A) the Board, if the Board may administer the Plan in compliance with the rules governing a plan intended to qualify as a discretionary plan under Rule 16b-3, or (B) a Committee designated by the Board to administer the Plan, which Committee shall be constituted to comply with the rules, if any, governing a plan intended to qualify as a discretionary plan under Rule 16b-3. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the rules, if any, governing a plan intended to qualify as a discretionary plan under Rule 16b-3. With respect to persons subject to Section 16 of the Exchange Act, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-
  3. To the extent any provision of the Plan or action by the Administrator fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Administrator.

    (iii) Administration With Respect to Other Persons. With respect to Option grants made to Employees or Consultants who are neither Directors nor Officers of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted to satisfy the legal requirements relating to the administration of stock option plans under applicable corporate and securities laws and the Code. Once appointed, such Committee shall serve in its designated capacity until otherwise directed by the Board. The Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the legal requirements relating to the administration of stock option plans under state corporate and securities laws and the Code.

  (b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

    (i) to grant Incentive Stock Options in accordance with Section 422 of the Code, or Nonqualified Stock Options;

    (ii) to authorize Sales of Shares of Common Stock hereunder;

    (iii) to determine, upon review of relevant information, the Fair Market Value of the Common Stock;

    (iv) to determine the exercise/purchase price per Share of Options to be granted or Shares to be Sold, which exercise/purchase price shall be determined in accordance with Section 8(a) of the Plan;

    (v) to determine the Employees or Consultants to whom, and the time or times at which, Options shall be granted and the number of Shares to be represented by each Option;

    (vi) to determine the Employees or Consultants to whom, and the time or times at which, Shares shall be Sold and the number of Shares to be Sold;

    (vii) to interpret the Plan;

    (viii) to prescribe, amend and rescind rules and regulations relating to the Plan;

    (ix) to determine the terms and provisions of each Option granted (which need not be identical) and, with the consent of the holder thereof, modify or amend each Option;

    (x) to determine the terms and provisions of each Sale of Shares (which need not be identical) and, with the consent of the purchaser thereof, modify or amend each Sale;

    (xi) to accelerate or defer (with the consent of the Optionee) the exercise date of any Option;

    (xii) to accelerate or defer (with the consent of the Optionee or purchaser of Shares) the vesting restrictions applicable to Shares Sold under the Plan or pursuant to Options granted under the Plan;

    (xiii) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option or Sale of Shares previously granted or authorized by the Administrator;

    (xiv) to determine the restrictions on transfer, vesting restrictions, repurchase rights, or other restrictions applicable to Shares issued under the Plan;

    (xv) to effect, at any time and from time to time, with the consent of the affected Optionees, the cancellation of any or all outstanding Options under the Plan and to grant in substitution therefor new Options under the Plan covering the same or different numbers of Shares, but having an Option price per Share consistent with the provisions of Section 8 of this Plan as of the date of the new Option grant;

    (xvi) to establish, on a case-by-case basis, different terms and conditions pertaining to exercise or vesting rights upon termination of employment, whether at the time of an Option grant or Sale of Shares, or thereafter;

    (xvii) to approve forms of agreement for use under the Plan;

    (xviii) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted;

    (xix) to determine whether and under what circumstances an Option may be settled in cash under subsection 9(f) instead of Common Stock; and

    (xx) to make all other determinations deemed necessary or advisable for the administration of the Plan.

  (c) Effect of Administrator's Decision. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Optionees and any other holders of any Options granted under the Plan or Shares Sold under the Plan.

  5. Eligibility.

  (a) Persons Eligible. Options may be granted and/or Shares Sold only to Employees and Consultants. Incentive Stock Options may be granted only to Employees. An Employee or Consultant who has been granted an Option or Sold Shares may, if he or she is otherwise eligible, be granted an additional Option or Options or Sold additional Shares.

  (b) ISO Limitation. To the extent that the aggregate Fair Market Value: (i) of Shares subject to an Optionee's Incentive Stock Options granted by the Company, any Parent or Subsidiary, which (ii) become exercisable for the first time during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonqualified Stock Options. For purposes of this Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time of grant.

  (c) Section 5(b) Limitations. Section 5(b) of the Plan shall apply only to an Incentive Stock Option evidenced by an Option Agreement which sets forth the intention of the Company and the Optionee that such Option shall qualify as an Incentive Stock Option. Section 5(b) of the Plan shall not apply to any Option evidenced by a Option Agreement which sets forth the intention of the Company and the Optionee that such Option shall be a Nonqualified Stock Option.

  (d) No Right to Continued Employment. The Plan shall not confer upon any Optionee any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with his or her right or the Company's right to terminate his employment or consulting relationship at any time, with or without cause.

  (e) Other Limitations. The following limitations shall apply to grants of Options to Employees:

    (i) No Employee shall be granted, in any fiscal year of the Company, Options to purchase more than 50,000 Shares.

    (ii) In connection with his or her initial employment, an Employee may be granted Options to purchase up to an additional 50,000 Shares which shall not count against the limit set forth in subsection (i) above.

    (iii) The foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization as described in
  Section 11.

    (iv) If an Option is canceled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 11), the canceled Option shall be counted against the limits set forth in subsections (i) and (ii) above. For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

  6. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the shareholders of the Company as described in Section 17 of the Plan. It shall continue in effect for a term of ten (10) years, unless sooner terminated under Section 13 of the Plan.

  7. Term of Option. The term of each Option shall be stated in the Notice of Grant; provided, however, that in the case of an Incentive Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Notice of Grant. However, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Notice of Grant.

  8. Exercise/Purchase Price and Consideration.

  (a) Exercise/Purchase Price. The per-Share exercise/purchase price for the Shares to be issued pursuant to exercise of an Option or a Sale shall be such price as is determined by the Administrator, but shall be subject to the following:

    (i) In the case of an Incentive Stock Option

      (A) granted to an Employee who, at the time of the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the

    Company or any Parent or Subsidiary, the per Share exercise price shall be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of the grant.

      (B) granted to any other Employee, the per Share exercise price shall be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

    (ii) In the case of a Nonqualified Stock Option or Sale, the per Share exercise/purchase price shall be determined by the Administrator.

    (iii) Any determination to establish an Option exercise price or effect a Sale of Common Stock at less than Fair Market Value on the date of the Option grant or authorization of Sale shall be accompanied by an express finding by the Administrator specifying that the Option grant or Sale is in the best interest of the Company, and specifying both the Fair Market Value and the Option exercise price or Sale price of the Common Stock.

  (b) Consideration. The consideration to be paid for the Shares to be issued upon exercise of an Option or pursuant to a Sale, including the method of payment, shall be determined by the Administrator. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist of:

    (i) cash;

    (ii) check;

    (iii) promissory note;

    (iv) transfer to the Company of Shares which

      (A) in the case of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than six months on the date of surrender, and

      (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares to be acquired;

    (v) delivery of a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds required to pay the exercise price;

    (vi) such other consideration and method of payment for the issuance of Shares to the extent permitted by legal requirements relating to the administration of stock option plans and issuances of capital stock under applicable corporate and securities laws and the Code; or

    (vii) any combination of the foregoing methods of payment.

  If the Fair Market Value of the number of whole Shares transferred or the number of whole Shares surrendered is less than the total exercise price of the Option, the shortfall must be made up in cash or by check. Notwithstanding the foregoing provisions of this Section 8(b), the consideration for Shares to be issued pursuant to a Sale may not include, in whole or in part, the consideration set forth in subsection (v) above.

  9. Exercise of Option.

  (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan.

  An Option may not be exercised for a fraction of a Share.

  An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Administrator, consist of any consideration and method of payment allowable under the Option Agreement and Section 8(b) of the Plan. Each Optionee who exercises an Option shall, upon notification of the amount due (if any) and prior to or concurrent with delivery of the certificate representing the Shares, pay to the Company amounts necessary to satisfy applicable federal, state and local tax withholding requirements. An Optionee must also provide a duly executed copy of any stock transfer agreement then in effect and determined to be applicable by the Administrator. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock represented by such stock certificate, notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 11 of the Plan.

  (b) Termination of Employment or Consulting Relationship. In the event that an Optionee's Continuous Status as an Employee or Consultant terminates (other than upon the Optionee's death or Disability), the Optionee may exercise his or her Option, but only within such period of time as is determined by the Administrator, and only to the extent that the Optionee was entitled to exercise it at the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). In the case of an Incentive Stock Option, the Administrator shall determine such period of time (in no event to exceed three (3) months from the date of termination) when the Option is granted. If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

  (c) Disability of Optionee. In the event that an Optionee's Continuous Status as an Employee or Consultant terminates as a result of the Optionee's Disability, the Optionee may exercise his or her Option at any time within twelve (12) months from the date of such termination, but only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

  (d) Death of Optionee. In the event of the death of an Optionee, the Option may be exercised at any time within twelve (12) months following the date of death (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent that the Optionee was entitled to exercise the Option at the date of death. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

  (e) Rule 16b-3. Options granted to persons subject to Section 16(b) of the Exchange Act must comply with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

  (f) Buyout Provisions. The Administrator may at any time offer to buy out, in whole or in part, for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

  10. Nontransferability of Options. Except as otherwise specifically provided in the Option Agreement, an Option may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will, or by the laws of descent and distribution, and may be exercised during the lifetime of the Optionee only by the Optionee or, if incapacitated, by his or her legal guardian or legal representative.

  11. Adjustments Upon Changes in Capitalization or Merger.

  (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or Sales made or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

  (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, each outstanding Option will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Administrator. The Administrator may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Board and give each Optionee the right to exercise his or her Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable.

  (c) Merger or Asset Sale. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each outstanding Option shall be assumed or an equivalent option shall be substituted by such successor corporation or a Parent or Subsidiary of such successor corporation, unless the Administrator determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, that the Optionee shall have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable. If the Administrator makes an Option fully exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee that the Option shall be fully exercisable for a period of thirty (30) days from the date of such notice or such shorter period as the Administrator may specify in the notice, and the Option will terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or sale of assets, the Option confers the right to purchase, for each Share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets was not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation and the Optionee, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in Fair Market Value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

  12. Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date on which the Administrator makes the determination granting such Option. Notice of the determination shall be given to each Optionee within a reasonable time after the date of such grant.

  13. Amendment and Termination of the Plan.

  (a) Amendment and Termination. The Board may amend or terminate the Plan from time to time in such respects as the Board may deem advisable.

  (b) Shareholder Approval. The Company shall obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Rule 16b-3 or with Section 422 of the Code (or any successor rule or statute or other applicable law, rule or regulation, including the requirements of any exchange or quotation system on which the Common Stock is listed or quoted). Such shareholder approval, if required, shall be obtained in such a manner and to such a degree as is required by the applicable law, rule or regulation.

  (c) Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not affect Options already granted, and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company.

  14. Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option or a Sale unless the exercise of such Option or consummation of the Sale and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, applicable state securities laws, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange (including NASDAQ) upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

  15. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

  16. Liability of Company.

  (a) Inability to Obtain Authority. Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

  As a condition to the exercise of an Option or a Sale, the Company may require the person exercising such Option or to whom Shares are being Sold to represent and warrant at the time of any such exercise or Sale that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

  (b) Grants Exceeding Allotted Shares. If the Optioned Stock covered by an Option exceeds, as of the date of grant, the number of Shares which may be issued under the Plan without additional shareholder approval, such Option shall be void with respect to such excess Optioned Stock, unless shareholder approval of an amendment sufficiently increasing the number of Shares subject to the Plan is timely obtained in accordance with Section 13 of the Plan.

  17. Shareholder Approval. Continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the manner and to the degree required under applicable federal and state law.

                             PROTOCOL SYSTEMS, INC.
                       1994 EMPLOYEE STOCK PURCHASE PLAN*


The following provisions constitute the Protocol Systems, Inc. 1994 Employee Stock Purchase Plan.

1. PURPOSE. The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under
Section 423 of the Internal Revenue Code of 1986, as amended. The provisions of the Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

2.  DEFINITIONS.

  2.1 "ACCOUNT" shall mean each separate account maintained for a Participant under the Plan, collectively or singly as the context requires. Each Account shall be credited with a Participant's contributions, and shall be charged for the purchase of Common Stock. A Participant shall be fully vested in the cash contributions to his or her account at all times. The Plan Administrator may create special types of accounts for administrative reasons, even though the Accounts are not expressly authorized by the Plan.

  2.2 "BOARD" shall mean the Board of Directors of the Company.

  2.3 "CODE" shall mean the Internal Revenue Code of 1986, as amended.

  2.4 "COMMITTEE" shall mean the Compensation Committee of the Board.

  2.5 "COMMON STOCK" shall mean the Common Stock of the Company.

  2.6 "COMPANY" shall mean Protocol Systems, Inc., an Oregon corporation.

  2.7 "COMPENSATION" shall mean all base straight time gross earnings plus payments for overtime, shift premiums and sales commissions, but excluding incentive compensation, incentive payments, bonuses, awards, and other compensation.

  2.8 "DESIGNATED SUBSIDIARY" shall mean each Subsidiary which has been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

  2.9 "EMPLOYEE" shall mean an individual who renders services to the Company or to a Designated Subsidiary pursuant to a regular-status employment relationship with such employer. A person rendering services to the Company or to a Designated Subsidiary purportedly as an independent consultant or contractor shall not be an Employee for purposes of the Plan.

* NOTE: Matter in BOLD FACE (other than headings) is new, and matter in [brackets] has been deleted.


          1-PROTOCOL SYSTEMS, INC. 1994 EMPLOYEE STOCK PURCHASE PLAN

  2.10  "ENROLLMENT DATE" shall mean the first day of each Offering Period.

  2.11  "FAIR MARKET VALUE"

        2.11.1 The Fair Market Value of the Common Stock on any date shall be equal to the closing price of such Common Stock on the Valuation Date, as reported on the NASDAQ.

        2.11.2 If 2.11.1 is not applicable, the Fair Market Value of the Common Stock shall be determined by the Board in good faith. Such determination shall be conclusive and binding on all persons.


  2.12 NASDAQ" shall mean the National Association of Securities Dealers Automated Quotation System Stock Market's National Market or such other quotation system that supersedes it.

  2.13 "OFFERING PERIOD" shall mean the period of approximately six (6) months, commencing on the first Trading Day on or after a date designated in advance by the Board and terminating on the last Trading Day in the period ending six months later, during which an option granted pursuant to the Plan may be exercised. The duration of Offering Periods may be changed pursuant to Section 4 of this Plan.

  2.14 "PARTICIPANT" shall mean any Employee who is participating in this Plan by meeting the eligibility requirements of Section 3 and has completed a Payroll Participation Form.

  2.15 "PAYROLL PARTICIPATION FORM" shall mean the form provided by the Company on which a Participant shall elect to participate in the Plan and designate the percentage of his or her Compensation to be contributed to his or her Account through payroll deductions.

  2.16  "PLAN" shall mean this Employee Stock Purchase Plan.

  2.17  "PURCHASE DATE" shall mean the last day of each Offering Period.

  2.18 "PURCHASE PRICE" shall mean an amount equal to 85% of the Fair Market Value of a share of Common Stock (i) on the Enrollment Date or (ii) on the Purchase Date, whichever is lower.

  2.19 "RESERVES" shall mean the number of shares of Common Stock covered by each option under the Plan which have not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but not yet placed under option.

  2.20 "SUBSIDIARY" shall mean a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company of a Subsidiary.

          2-PROTOCOL SYSTEMS, INC. 1994 EMPLOYEE STOCK PURCHASE PLAN

  2.21 "TRADING DAY" shall mean a day on which national stock exchanges and the National Association of Securities Dealers Automated Quotation (NASDAQ) System are open for trading.

  2.22 "VALUATION DATE" shall mean the date upon which the Fair Market Value of Common Stock is to be determined for purposes of setting the price of Shares of Common Stock under Section 2.18 (that is, the Enrollment Date or the applicable Purchase Date). If the Enrollment Date is not a date on which the Fair Market Value may be determined in accordance with
        Section 2.11, the Valuation Date shall be the first day after the Enrollment Date for which such Fair Market Value may be determined. If the Purchase Date is not a date on which the Fair Market Value may be determined in accordance with Section 2 the Valuation Date shall be the first date prior to the Purchase Date on which such fair market value may be determined.

3.  ELIGIBILITY.

    3.1 A person shall become eligible to participate in the Plan on the first Enrollment Date on or after which he or she first meets all of the following requirements; provided, however, that no one shall become eligible to participate in the Plan prior to the Enrollment Date of the first Offering Period provided for in Section 2.13:

        3.1.1 The person has been an employee of the Company for a continuous period of three months;

        3.1.2 The person's customary period of employment is for more than twenty (20) hours per week;

        3.1.3  The person's customary period of employment is for more than five
                  (5) months in any calendar year.

    3.2 Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) if, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own stock and/or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Subsidiary, or
        (ii) which permits his or her rights to purchase stock under all employee stock purchase plans (under Section 423 of the Code) of the Company and Subsidiaries to accrue at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) worth of stock (determined at the fair market value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time.

    3.3 For purposes of the Plan, eligibility shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company. Where the period of leave exceeds 90 days and the individual's right to reemployment is not guaranteed either by statute or by contract, eligibility to participate in the Plan will be deemed to have terminated on the 91st day of such leave.

          3-PROTOCOL SYSTEMS, INC. 1994 EMPLOYEE STOCK PURCHASE PLAN

4. OFFERING PERIODS. The Plan shall be implemented by consecutive Offering Periods with the first Offering Period commencing on a date designated in advance by the Board, and continuing for six month periods thereafter until terminated in accordance with Section 19 hereof. The Board shall have the power to change the duration of Offering Periods (including the commencement dates thereof) with respect to future offerings without shareholder approval if such change is announced at least fifteen (15) days prior to the scheduled beginning of the first Offering Period to be affected thereafter.

5.  PARTICIPATION.

    5.1 An eligible Employee may become a Participant in the Plan by completing a Payroll Participation Form and filing it with the Company's Administration Department (as set forth in Section 20 below) at least fifteen (15) days prior to the applicable Enrollment Date, unless a later time for filing the Payroll Participation Form is set by the Board for all eligible Employees with respect to a given Offering Period.

    5.2 Payroll deductions for a Participant shall commence on the first payroll period following the Enrollment Date and shall end on the last payroll period in the Offering Period, unless sooner terminated by the Participant as provided in Section 10 hereof.

6.  PAYROLL DEDUCTIONS.

    6.1 At the time a Participant files his or her Payroll Participation Form, he or she shall elect to have payroll deductions made on each payday during the Offering Period in an amount not exceeding ten percent (10%) of the Compensation which he or she receives on each payday during the Offering Period, and the aggregate of such payroll deductions during the Offering Period shall not exceed ten percent (10%) of the Participant's Compensation during said Offering Period.

    6.2 A Participant shall specify that he or she desires to make contributions to the Plan in whole percentages not less than one percent (1%) and not more than ten percent (10%) of the Participant's Compensation during each pay period in the Offering Period, or such other minimum or maximum percentage as the Board shall establish from time to time.

    6.3 All payroll deductions made for a Participant shall be credited to his or her Account under the Plan and will be withheld in whole percentages only. A Participant may not make any additional payments into such Account.

    6.4 A Participant may discontinue his or her participation in the Plan as provided in Section 10 hereof, or may increase or decrease the rate of his or her payroll deductions during the Offering Period by filing with the Company's Administration Department (as set forth in Section 20 below) a new Payroll Participation Form authorizing a change in payroll deduction rate. A Participant is limited to making one change during an Offering Period. The change in rate shall be effective with the first full payroll period following fifteen (15) days after the Company's receipt of a new Payroll Participation Form unless the Company elects to process a given change in participation more quickly. A Participant's Payroll

          4-PROTOCOL SYSTEMS, INC. 1994 EMPLOYEE STOCK PURCHASE PLAN

        Participation Form shall remain in effect for successive Offering Periods unless terminated as provided in Section 10.

    6.5 Notwithstanding the foregoing, to the extent necessary to comply with
        Section 423(b)(8) of the Code and Section 3.2 hereof, a Participant's payroll deductions shall be decreased to 0% at such time during any Offering Period which is scheduled to end during the current calendar year (the "Current Offering Period") that the aggregate of all payroll deductions which were previously used to purchase stock under the Plan in a prior Offering Period which ended during that calendar year plus all payroll deductions accumulated with respect to the Current Offering Period equal $21,250 (85% of $25,000). Payroll deductions shall recommence at the rate provided in such Participant's Payroll Participation Form at the beginning of the first Offering Period which is scheduled to end in the following calendar year, unless terminated by the Participant as provided in Section 10.

    6.6 At the time the option is exercised, or at the time some or all of the Common Stock issued under the Plan is disposed of, the Participant must make adequate provision for the Company's federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock. At any time, the Company may, but will not be obligated to, withhold from the Participant's compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefit attributable to sale or early disposition of Common Stock by the Employee.

7. OPTION TO PURCHASE COMMON STOCK. On the Enrollment Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on the Purchase Date of such Offering Period (at the applicable Purchase Price) up to a number of shares of the Common Stock determined by dividing such Employee's payroll deductions accumulated prior to such Purchase Date and retained in the Participant's account as of the Purchase Date by the applicable Purchase Price; provided that in no event shall an Employee be permitted to purchase during each Offering Period more than a number of shares determined by dividing $12,500 by the fair market value of a share of the Common Stock on the Enrollment Date, and provided further that such purchase shall be subject to the limitations set forth in Section 3.2 and 12 hereof. Purchase of the Common Stock shall occur as provided in Section 8, unless the Participant has withdrawn pursuant to Section 10, and the option shall expire on the last day of the Offering Period.

8. PURCHASE OF COMMON STOCK. Unless a Participant withdraws from the Plan as provided in Section 10.1 below, his or her option for the purchase of Common Stock will be exercised automatically on the Purchase Date, and the maximum number of full shares subject to option shall be purchased for such Participant at the applicable Purchase Price with the accumulated payroll deductions in his or her account. No fractional shares of Common Stock will be purchased; any payroll deductions accumulated in a Participant's account which are not sufficient to purchase a full share shall be retained in the Participant's account for the subsequent Offering Period, subject to earlier withdrawal by the Participant as provided in Section 10 hereof. During a Participant's life-time, a Participant's option to purchase shares of Common Stock hereunder is exercisable only by him or her.

          5-PROTOCOL SYSTEMS, INC. 1994 EMPLOYEE STOCK PURCHASE PLAN

9. DELIVERY. As promptly as practicable after each Purchase Date, the Company shall arrange the delivery to each Participant the shares of Common Stock purchased with his or her payroll deductions.

10. WITHDRAWAL; TERMINATION OF EMPLOYMENT.

    10.1 A Participant may withdraw all but not less than all the payroll deductions credited to his or her account and not yet used to purchase shares of Common Stock under the Plan by giving written notice to the Company's Administration Department (as set forth in Section 20 below) no less than 15 days immediately preceding a Purchase Date. All of the Participant's payroll deductions credited to his or her Account will be paid to such Participant as soon as practicable after receipt of notice of withdrawal and such Participant's option for the Offering Period will be automatically terminated, and no further payroll deductions for the purchase of shares will be made during the Offering Period. If a Participant withdraws from an Offering Period, payroll deductions will not resume at the beginning of the succeeding Offering Period unless the Participant delivers to the Company a new Payroll Participation Form.

    10.2 Upon termination of a Participant's employment for any reason, including death, disability or retirement, the payroll deductions credited to such Participant's Account shall be returned to the Participant. A Participant shall have no right to acquire shares upon termination of his or her employment.

11. INTEREST. No interest shall accrue on the payroll deductions of a Participant in the Plan.

12. STOCK.

    12.1 The maximum number of shares of the Company's Common Stock which shall be made available for sale under the Plan shall be [300,000] 400,000 shares, subject to adjustment upon changes in capitalization of the Company as provided in Section 18. If on a given Purchase Date the number of shares of Common Stock eligible to be purchased exceeds the number of shares then available under the Plan, the Company shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable.

    12.2 The Participant will have no interest or voting right in shares covered by his or her option until such shares of Common Stock have been purchased.

    12.3 Common Stock to be delivered to a Participant under the Plan will be registered in the name of the Participant or in the name of the Participant and his or her spouse.

13. ADMINISTRATION.

    13.1 Administrative Body. The Plan shall be administered by the Committee. Subject to the terms of the Plan, the Committee shall have the power to construe the provisions of the Plan, to determine all questions arising thereunder, and to adopt and amend such rules and regulations for administering the Plan as the Committee deems desirable.

          6-PROTOCOL SYSTEMS, INC. 1994 EMPLOYEE STOCK PURCHASE PLAN

     13.2 Rule 16b-3 Limitations. Notwithstanding the provisions of Subsection 13.1, in the event that Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, or any successor provision ("Rule 16b-3") provides specific requirements for the administrators of plans of this type, the Plan shall be only administered by such a body and in such a manner as shall comply with the applicable requirements of Rule 16b-3.

14.  DESIGNATION OF BENEFICIARY.

     14.1 A Participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the Participant's account under the Plan in the event of such Participant's death subsequent to a Purchase Date on which the option is exercised but prior to delivery to such Participant of such shares and cash. In addition, a Participant may file a written designation of a beneficiary who is to receive any cash from the Participant's account under the Plan in the event of such Participant's death prior to a Purchase Date.

     14.2 Such designation of beneficiary may be changed by the Participant at any time by written notice as provided in Section 20 below. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

15. TRANSFERABILITY. Neither payroll deductions credited to a Participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 14 hereof) by the Participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with
     Section 10.

16. USE OF FUNDS. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

17. REPORTS. Individual accounts will be maintained for each Participant in the Plan. Statements of account will be given to participating Employees at least annually, which statements will set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

18.  ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, DISSOLUTION, MERGER OR ASSET
     SALE.

     18.1 Changes in Capitalization. Subject to any required action by the stockholders of the Company, the Reserves, as well as the price per share of Common Stock covered by each


          7-PROTOCOL SYSTEMS, INC. 1994 EMPLOYEE STOCK PURCHASE PLAN option under the Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option. The Board may, if it so determines in the exercise of its sole discretion, make provision for adjusting the Reserves, as well as the price per share of Common Stock covered by each outstanding option, in the event the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of shares of its outstanding Common Stock.

     18.2 Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Offering Period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board.

     18.3 Consolidation or Merger. In the event of the consolidation or merger of the Company with or into any other business entity, or the sale by the Company of substantially all of its assets, the successor may continue the Plan by adopting the same by resolution of its board of directors or agreement of its partners or proprietors. If, within 90 days after the effective date of a consolidation, merger or sale of assets, the successor corporation, partnership or proprietorship does not adopt the Plan, the Plan shall be terminated in accordance with
           Section 19.

19.  AMENDMENT OR TERMINATION.

     19.1 The Board may at any time and for any reason terminate or amend the Plan. Except as provided in Section 18, no such termination can affect options previously granted, provided that an Offering Period may be terminated by the Board on any Purchase Date if the Board determines that the termination of the Plan is in the best interests of the Company and its stockholders. Except as provided in Section 18, no amendment may make any change in any option theretofore granted which adversely affects the rights of any Participant. To the extent necessary to comply with Section 423 of the Code (or any successor rule or provision or any other applicable law or regulation), the Company shall obtain stockholder approval in such a manner and to such a degree as required.

     19.2 Without stockholder consent and without regard to whether any Participant rights may be considered to have been "adversely affected," the Committee shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company's

          8-PROTOCOL SYSTEMS, INC. 1994 EMPLOYEE STOCK PURCHASE PLAN processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each Participant properly correspond with amounts withheld from the Participant's Compensation, and establish such other limitations or procedures as the Board (or its committee) determines in its sole discretion advisable which are consistent with the Plan.

     19.3 If required to qualify the Plan under Rule 16b-3, no amendment shall be made more than once every six months that would change the amount, price or timing of the options, other than to comport with changes in the Code, or the rules and regulations promulgated thereunder; and provided, further, that if required to qualify the Plan under Rule 16b-3, no amendment shall be made without the approval of the Company's stockholders that would:

           19.3.1 materially increase the number of shares of Common Stock that may be issued under the Plan;

           19.3.2 materially modify the requirements as to eligibility for participation in the Plan; or

           19.3.3 otherwise materially increase the benefits accruing to participants under the Plan.

20. NOTICES. All notices or other communications by a Participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company by the Company's Administration Department at the Company's corporate headquarters.

21. CONDITIONS. Upon Issuance of Shares of Common Stock. Common Stock shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     As a condition to the purchase of Common Stock, the Company may require the person purchasing such Common Stock to represent and warrant at the time of any such purchase that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

22.  TERM OF PLAN.

     22.1 The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the stockholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated pursuant to Section 19.

     22.2 Notwithstanding the above, the Plan is expressly made subject (i) to the approval of the holders of a majority of the outstanding shares of the Company within 12 months after the

          9-PROTOCOL SYSTEMS, INC. 1994 EMPLOYEE STOCK PURCHASE PLAN date the Plan is adopted and (ii) at its election, to the receipt by the Company from the Internal Revenue Service of a ruling in scope and content satisfactory to counsel to the Company, affirming the qualification of the Plan within the meaning of Section 423 of the Code. If the Plan is not so approved by the stockholders within 12 months after the date the Plan is adopted, and if, at the election of the Company a ruling from the Internal Revenue Service is sought but is not received on or before one year after the Plan's adoption by the Board, this Plan shall not come into effect. In that case, the Account of each Participant shall forthwith be paid to him or her.

23. ADDITIONAL RESTRICTIONS OF RULE 16B-3. The terms and conditions of options granted hereunder to, and the purchase of shares by, persons subject to
     Section 16 of the Exchange Act shall comply with the applicable provisions of Rule 16b-3. This Plan shall be deemed to contain, and such options shall contain, and the shares issued upon exercise thereof shall be subject to, such additional conditions and restrictions as may be required by Rule 16b-3 to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

          10-PROTOCOL SYSTEMS, INC. 1994 EMPLOYEE STOCK PURCHASE PLAN

                            PROTOCOL SYSTEMS, INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned shareholder of Protocol Systems, Inc., an Oregon corporation (the "Company"), hereby appoints David F. Bolender and James B. Moon, or either of them, with full power of substitution in each, as proxies to cast all votes which the undersigned shareholder is entitled to cast at the Annual Meeting of Shareholders (the "Annual Meeting") to be held at 10:30 a.m. on Tuesday, May 19, 1998 at the Company's executive offices located at 8500 S.W. Creekside Place, Beaverton, Oregon, and any adjournments or postponements thereof upon the following matters.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. UNLESS DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES LISTED IN PROPOSAL 1, "FOR" PROPOSALS 2, 3 AND 4 AND IN ACCORDANCE WITH THE RECOMMENDATIONS OF A MAJORITY OF THE BOARD OF DIRECTORS AS TO OTHER MATTERS. The undersigned hereby acknowledges receipt of the Company's Proxy Statement and hereby revokes any proxy or proxies previously given.

                                      (Continued and to be signed on other side)

                           . FOLD AND DETACH HERE .

                                                                Please mark
                                                                 your votes  [X]
                                                                as indicated

1.   Election of two directors for a three-year term.

                FOR all                             WITHHOLD
            nominees listed                    AUTHORITY to vote
            below (except as                   for all nominees
            indicated below)                     listed below

                 [_]                                  [_]

     Nominees: James B. Moon and Curtis M. Stevens

     Instruction: To withhold authority to vote for any nominee write that nominee's name(s) in this space:

     ---------------------------------------------------------------------------

2.   Approval of the Company's 1998 Stock Incentive Plan.

                 FOR            AGAINST             ABSTAIN
                 [_]              [_]                 [_]

3.   Approval of amendment to the Company's 1994 Employee Stock Purchase Plan.

                 FOR            AGAINST             ABSTAIN
                 [_]              [_]                 [_]

4.   Ratification of appointment of auditors.

                 FOR            AGAINST             ABSTAIN
                 [_]              [_]                 [_]

5. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.

PLEASE SIGN, DATE AND RETURN THIS PROXY CARD TODAY, USING THE ENCLOSED ENVELOPE.

                                  Please sign below exactly as your name appears on this Proxy Card. If shares are registered in more than one name, all such persons should sign. A corporation should sign in its full corporate name by a duly authorized officer, stating his/her title. Trustees, guardians, executors and administrators should sign in their official capacity, giving their full title as such. If a partnership, please sign in the partnership name by authorized person(s).

                                  If you receive more than one Proxy Card, please sign and return all such cards in the accompanying envelope.


                                  ----------------------------------------------
                                  Typed or Printed name(s)

                                  ----------------------------------------------
                                  Authorized Signature

                                  ----------------------------------------------
                                  Title or authority, if applicable

                                  ----------------------------------------------
                                  Date


                           . FOLD AND DETACH HERE .